SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 10-KSB

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 115(d) of the Securities Exchange Act of 1934

Date of Report: April 15, 2002

Easy Living Investments, Inc.
A Wyoming corporation

86-0970008(I.R.S. Employer Identification Number)

Commission File No.  000-29135

9421 Holliday Drive, Indianapolis, IN 46260

Registrant's telephone number, including area code:
(317) 844-7502

Former name or former address, if changed since last report:
11601 E. Lusitano Place, Tucson, AZ 85748


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Item 1.  Change in Control of Registrant

Though the Company abandoned and never consummated the transactions contemplated under the Preliminary 14C filing filed on August 27, 2001, the former sole officer and director of the Company, Mr. Hodges remained in contract with Mr. Joe Newman and on April 10, 2002 sold his 800,000 share of common stock representing a control position in the Company to Mr. Newman for consideration.

Item 2.  Acquisition or Disposition of Assets

        Not applicable.

Item 3.  Bankruptcy or Receivership.

        Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5.  Other Events and Regulation FD Disclosure

        Not applicable.

Item 6.  Resignation of Registrant's Directors.

Concurrent with the sale of shares shown in Item 1 above, the Company had a change in management. Joseph Newman was appointed President, Secretary and sole Director. The Company's founder, Daniel Hodges, resigned from his positions with the Company on April 10, 2001.

Currently, there is one officer and director of the Company:

Name                  Age                   Position

Joseph Newman          65                   President, Secretary & Director

Item 7.  Financial Statements and Exhibits.

        Not applicable.

Item 8.  Change in Fiscal Year.

        Not applicable.



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Item 9.  Regulation FD Disclosure.

        Not applicable.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2002   By:


/s/JOSEPH NEWMAN
Joseph Newman, President and Director
Easy Living Investments, Inc.